[GRAPHIC OMITTED]
                                 FLAG INVESTORS
                           INVESTING WITH A DIFFERENCE

                                   REAL ESTATE
                                 SECURITIES FUND

                                  Annual Report
                                December 31, 2000

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o This has been a year of good absolute and relative performance for real estate stocks, performance we think is deserved. We believe the combination of current yields and expected earnings growth offers the potential to produce mid-teens total returns for real estate stocks over the next twelve months, absent multiple changes.

o The economy continues to support a robust, healthy real estate market, with some increasing concern about dislocations in specific markets if the economy becomes more turbulent. Even in a rockier economy, the environment should be fertile for the best run, most financially secure companies.

o The supply of and demand for real estate is in balance, with rental growth at or above inflation in virtually all sectors, and almost no evidence of supply-induced disturbances.

o We believe this continues to be an excellent time to initiate or increase positions in real estate equities.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
Dear Shareholder:

     The Flag Investors Real Estate Securities Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry.

     The sub-advisor and portfolio manager, LaSalle Investment Management (Securities), L.P., has more than a dozen professionals dedicated solely to investing in public real-estate securities. Its management team brings direct operating experience in property development, management, investment and finance, as well as more than a decade of successful real estate portfolio management experience to its efforts on behalf of your Fund.


AVERAGE ANNUAL TOTAL RETURN PERFORMANCE(1)

                                                                       SINCE
  PERIODS ENDED 12/31/00                         1-YEAR    2-YEARS  INCEPTION(2)
  ----------------------                         ------    -------  ------------
  Real Estate Securities Fund

      Class A Shares                             30.04%     12.39%     11.44%
      Class B Shares                             29.01%     11.57%     10.62%
      Institutional Shares                       29.79%     12.45%      4.81%
  Wilshire Real Estate Securities Index(3)       30.70%     12.50%     11.76%5
  NAREIT Equity Index(4)                         26.37%      9.78%     10.94%5

Source: LaSalle Investment Management (Securities), L.P.; NAREIT, Wilshire Associates.

-------------
THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00, INCLUDING THE MAXIMUM APPLICABLE SALES CHARGES WERE:CLASS ASHARES -- 1-YEAR 22.88%, 5-YEARS 8.88% AND SINCE INCEPTION 10.39%; CLASS B SHARES -- 1-YEAR 24.02%, 5-YEARS 9.02% AND SINCE INCEPTION 10.52%.
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
(2)  Inception dates: Class A 1/3/95, Class B 1/3/95, Institutional 3/31/97.
(3) The Wilshire Real Estate Securities Index is an unmanaged market capitalization weighted index of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis.
(4) The NAREIT Equity Index is a weighted index of REITs which own, or have an "equity interest" in rental real estate (rather than making loans secured by real estate collateral).
(5) Benchmark returns are for the period beginning December 31, 1994. Benchmark returns do not reflect expenses, which have been deducted from the Fund's returns.

--------------------------------------------------------------------------------

FUND PERFORMANCE

     On December 31, 2000, the Net Asset Value (NAV) of the Fund was $13.43 per Class A Shares and $13.40 per Class B Shares. In addition, 12 monthly dividends were paid in 2000, totaling $0.48 per Class A Shares and $0.39 per Class B Shares.

     The past year was a good one for real estate, and for real estate stocks. The real estate industry's solid operating performance and asset values have finally begun to be reflected in the companies' stock prices, and the sector's performance was one of the best in the financial market. This relative performance has been the result of the interaction of a variety of factors. Chief among them, in our view, is the concern of some investors over the high valuation accorded technology and very large capitalization companies.

     Key contributors to the results of the Fund's portfolio were our concentrations in apartment, office and industrial companies coupled with superior performance by our upscale and luxury hotel holdings. The portfolio is largely made up of high quality, higher growth companies, which we believe will increase their dominance of their markets and sectors in the years to come.

MARKET COMMENT
     Continued growth in the economy, a good balance in the supply of and demand for real estate, and effective operating controls enabled most companies to post good earnings gains in 2000. In some sectors and regions with favorable demographics, strong business expansion, and longer lease cycles, the mark-to-market on new leases was at historically high levels during the year; this translated into historically high earnings growth. Investor recognition of these strong fundamentals produced the best total returns in the sector in a number of years.

     Even with this outstanding performance, the real estate sector recovered only a portion of the deterioration in relative valuation that occurred in 1998 and 1999. More than half of the sector's total return in 2000 was made up of current yield plus increased Funds From Operations (FFO -- net earnings plus depreciation) per share. The sector's estimated FFO multiple per share for 2001 is still significantly lower than its long term average.

--------------------------------------------------------------------------------
 NAREIT EQUITY INDEX TOTAL RETURN

                                  2000               1999              1998
                                  -----             ------            ------
  Lodging/Resorts                 45.8%             -16.2%            -21.1%
  Apartments                      35.5%              10.7%             -1.6%
  Industrial/Office               33.4%               3.4%             -0.5%
  WEIGHTED AVERAGE                26.4%              -4.6%            -17.5%
  Health Care                     25.8%             -24.8%             -8.1%
  Diversified                     24.1%             -14.4%              1.0%
  Regional Malls                  23.5%             -14.6%             -2.1%
  Manufactured Homes              20.9%              -2.8%              3.9%
  Shopping Centers                15.1%             -10.7%              0.4%
  Self Storage                    14.7%              -8.0%              2.0%
  Free Standing                    9.0%              -4.9%             -5.9%
  Specialty                      -31.6%             -25.7%              8.4%

Source: National Association of Real Estate Investment Trusts

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

REIT EARNINGS RATIOS: REITS VERSUS S&P 500 INDEX

         S&P 500     Price/4 Quarters Forward FFO Multiple
         -------     -------------------------------------
03/31/92     17.86                    12.96
             17.44                    12.95
             17.55                    13.78
             17.68                    13.98
03/31/93     17.9                     15.3
             17.3                     14.35
             16.9                     14.7
             16.4                     12.5
03/31/94     15.2                     12.3
             14.7                     12.1
             14.8                     11.4
             13.9                     11.3
03/31/95     14.5                     10.9
             15.1                     11.1
             13.7                     11.2
             14.5                     11.4
03/31/96     15.4                     11.3
             15.6                     11.4
             14.1                     11.8
             15.8                     13.7
03/31/97     16.2                     12.6
             18.9                     12.9
             20.7                     13.6
             21.2                     13
03/31/98     24.1                     12.2
             24.8                     11.3
             20                       9.6
             24.1                     9.5
03/31/99     25.2                     8.6
             26.9                     8.8
             23                       8.2
             26.2                     8.5
12/31/00     26.8                     8.2
             25.9                     8.4
             23.9                     9.2
             22                       9.18(1)

SOURCE: GOLDMAN SACHS



---------
(1) Price divided by the sum of the FFO (funds from operations) earnings per share for the next four quarters.

--------------------------------------------------------------------------------

     REIT shares continue to trade at discounts to their real estate values (Net Asset Value) as well. The current discount is 7.50%, compared with a peak premium of nearly 30% in 1997. While capitalization rates are up slightly, we expect that NAVs will increase in 2001 to reflect the increase in earnings power of properties and cash retained and reinvested by the companies after dividends.

THE REAL ESTATE SECTOR (AND ITS STOCKS) IS SET FOR A SOFT
(OR A HARD) LANDING
     The last time the US economy slid into recession, real estate was one of the hardest hit sectors by far. Real estate's operating recession created a valuation depression, and sent shock waves throughout the country's financial system and its economy as a whole. We believe that conditions today are strikingly different:

     o Vacancies were at a cyclical high in the early nineties; today they are near a low.

     o The standard bank construction / development loan was at 100% or more of hard cost; today it is generally below 70%.

     o The banking / savings and loan system was in disarray and reeling from overexpansion and bad investments. Today it is Japan's financial system that is suffering from this malaise; ours is again the strongest in the world.

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

REIT PRICE PER SHARE VERSUS NET ASSET VALUE PER SHARE
(FOR ALL REIT SECURITIES)

SOURCE: GREEN STREET ADVISORS

Jan-90   -15.8
Feb-90   -16.8
Mar-90   -18.2
Apr-90   -18
May-90   -21.1
Jun-90   -20.1
Jul-90   -22.4
Aug-90   -31.1
Sep-90   -33
Oct-90   -35.8
Nov-90   -34.2
Dec-90   -34.2
Jan-91   -23.2
Feb-91   -14.9
Mar-91   - 9.8
Apr-91   - 5.7
May-91   - 9.3
Jun-91   -14.1
Jul-91   - 8.8
Aug-91   -10.7
Sep-91   -14.6
Oct-91   - 9.5
Nov-91   -13.1
Dec-91   -12.6
Jan-92    -6
Feb-92    -4.8
Mar-92    -6.8
Apr-92    - .3
May-92    -6.9
Jun-92    -8.7
Jul-92    -5.8
Aug-92    -4.7
Sep-92    -6.6
Oct-92    -0.2
Nov-92     2.5
Dec-92     2.8
Jan-93    13.7
Feb-93    18
Mar-93    10.7
Apr-93     7.9
May-93     7.4
Jun-93     6.2
Jul-93     9.8
Aug-93    10.4
Sep-93    15.7
Oct-93    14.8
Nov-93     6.4
Dec-93     7.7
Jan-94     7.3
Feb-94    10.8
Mar-94    12.8
Apr-94     5.6
May-94     7.6
Jun-94     5.3
Jul-94     3.8
Aug-94     1.3
Sep-94     0.2
Oct-94    -4.7
Nov-94    -8.1
Dec-94     4.5
Jan-95    -0.4
Feb-95    -0.9
Mar-95    -1.4
Apr-95    -3.6
May-95     0
Jun-95     0.1
Jul-95     1.4
Aug-95     1.6
Sep-95     4.2
Oct-95     1.7
Nov-95    -0.1
Dec-95     8.2
Jan-96     7.6
Feb-96     9.1
Mar-96     8.8
Apr-96     6
May-96     8.4
Jun-96    11.1
Jul-96     9.6
Aug-96    13.3
Sep-96    13.8
Oct-96    15.6
Nov-96    19
Dec-96    28.2
Jan-97    29.4
Feb-97    26.9
Mar-97    27.5
Apr-97    18.9
May-97    21.6
Jun-97    25.5
Jul-97    27.6
Aug-97    25.7
Sep-97    30.2
Oct-97    19.5
Nov-97    22.2
Dec-97    24
Jan-98    21.4
Feb-98    12.7
Mar-98    14.4
Apr-98    10.4
May-98     9.8
Jun-98     8.1
Jul-98     1
Aug-98    -8
Sep-98     0.5
Oct-98    -1.5
Nov-98    -0.9
Dec-98    -2.2
Jan-99    -5.2
Feb-99    -7.1
Mar-99   -11.7
Apr-99    -3.6
May-99     0
Jun-99    -1.5
Jul-99    -5.6
Aug-99    -7.3
Sep-99   -11.8
Oct-99   -15
Nov-99   -17.4
Dec-99   -16.5
Mar-00   -16.3
Apr-00   -11.4
May-00   -11.8
Jun-00    -9.1
Jul-00    -2.7
Aug-00    -8.8
Sep-00    -8.9
Oct-00   -12.8
Nov-00   -11.4
Dec-00    -7.5

--------------------------------------------------------------------------------

     o Developers were typically highly leveraged private companies using largely non-recourse financing with little net worth tied up in individual projects. Today's developers are often large public companies with rated unsecured debt at investment-grade leverage levels. Many of their executives have significant portions of their net worths in company shares tied to the future success of the entities.

     o New projects were finance-driven: "If you will lend on it, we will build it." This resulted in serious oversupply conditions in individual markets, exacerbated by tax-incented development in some sectors. Recent history indicates that public developers are much more sensitive to impending supply and much quicker to correct course.

     o Technology and information-exchange were in their infancy a decade ago. Today the best owners, mainly public companies, are able to use real time information on the leasing and operating status of their holdings, and can adjust rentals and other operating policies immediately.

     Our most-likely-case economic scenario for 2001 calls for a soft landing, with real GDP growth in the 2% to 3% range. While that may seem like a real slowdown coming off a period of 5% plus real growth, it is consistent with the longer-term real growth of the country's economy. If the economy instead comes in for a hard landing, which we define as real growth of 1% or less, the real estate sector should be an area of relative stability, in contrast to its role in the recession of the early nineties.


--------------------------------------------------------------------------------
 LASALLE COMPANY UNIVERSE: EARNINGS GROWTH ESTIMATES

                               CURRENT          FFO/SHARE           YIELD
                                 DIV.     '00      '01       '02    +2001
                                YIELD    VS '99   VS '00   VS '01   GROWTH
                               ------    ------   ------   ------   ------
  Factory Outlets                8.7%     8.2%     8.8%     11.2%   18.7%
  Net Lease                     10.5%     1.6%     8.9%      5.7%   17.7%
  Regional Malls                 8.3%     8.5%     8.2%      7.7%   16.3%
  Office/Industrial              5.8%    11.5%    10.0%     10.2%   15.9%
  Diversified                    6.0%    11.2%    11.1%      8.7%   15.9%
  Lodging                        4.8%    13.4%    11.3%     10.8%   15.8%
  WEIGHTED AVERAGE               6.6%     9.5%     9.3%      9.0%   15.8%
  Shopping Centers               8.7%     3.7%     7.3%      6.5%   15.7%
  Apartments                     6.3%    10.6%     9.6%      9.1%   15.6%
  Self Storage                   7.1%     3.9%     8.8%      7.4%   15.5%
  Manufactured Homes             6.3%     8.1%     8.9%      6.8%   14.2%
  Health Care                   12.8%    -8.5%    -1.0%      3.7%   13.9%

Funds From Operations (FFO) -- Net Earnings Plus Depreciation
Source: LaSalle Investment Management (Securities) estimates

--------------------------------------------------------------------------------

OFFICE AND INDUSTRIAL
     New supply came in below expectations in 2000. Absorption has been dramatically better than anyone predicted, and probably exceeded even the very strong years of 1998 and 1999. These two factors led to increasing occupancy during the year, particularly in supply constrained markets.

     This led to healthy market rental growth in most markets and record gains in several. These healthy fundamentals helped the better positioned real estate companies post excellent internal growth, averaging 7% plus for the office companies and 5% plus for the industrial companies over the first three quarters.

     Fundamentals remain strong and 2001 should be another good year for office and industrial REITs, although not as exceptional as 2000. In both cases we are expecting supply to slightly outpace demand, but with national market vacancy rates for both product types in the single digits we expect market rental rate growth to slightly exceed inflation. The secular decline in space utilized per employee has reversed recently, and may help offset any weakness in job growth.

     Although office properties fared the worst in the last real estate recession, low vacancies, a reasonable supply pipeline and a solid longer-term lease structure should mitigate the impact of a potential slowdown. Industrial product has shown itself to be one of the more consistent performers through-



                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

OFFICE SPACE PER JOB EXPECTED TO STABILIZE

SQUARE FEET PER OFFICE JOB

1984     237.721
1985     242.776
1986     246.06
1987     247.361
1988     248.847
1989     251.332
1990     254.854
1991     267.513
1992     267.89
1993     258.85
1994     248.833
1995     240.767
1996     231.074
1997     220.682
1998     214.48
1999     214.23
2000     214.448
2001     216.026
2002     218.398

SOURCES: TORTO/ WHEATON, FW DODGE, LASALLE INVESTMENT MANAGEMENT RESEARCH

--------------------------------------------------------------------------------


out all phases of the real estate cycle. A short development time frame helps shut off new development when weakness becomes evident. This may make this sector a preferred niche in any downturn.

APARTMENTS
     Supply remains in check and demand growth appears sustained with long-term demographic trends favoring the multifamily sector. Same-store NOI (Net Operating Income) growth varies dramatically across the United States, with major California markets posting double-digit growth. Markets in the southwest, particularly Phoenix, Dallas and Houston, continued to struggle in 2000, although there are signs suggesting that Dallas and Houston may have turned the corner.

     On the demand side, the projected increase in total employment is expected to moderate from 2.8 million jobs created in 2000 to an expected 2.0 million new jobs in 2001. Despite the projected slowdown in job creation, the historical relationship that demand for one apartment is created by every 5.7 new jobs would suggest that approximately 350,000 apartments will be absorbed in 2001, a sufficient number to maintain the sector's equilibrium.

     Demographic trends also favor the apartment sector; the fastest growing age groups in the country are people in their mid-twenties and empty nesters in their 50 and 60s. These two groups are also the greatest users of rental housing.


                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

US POPULATION GROWTH BY AGE GROUP

SOURCE: US BUREAU OF CENSUS

      ECHO BOOMERS    BABY BOOMERS  GENERATION X AND POST BOOMERS
      Aged 20-29       Aged 30-49           Aged 50-69
      ----------       ----------           ----------
1981    1.851             2.7745               0.3507
1982    1.3242            2.931                0.0961
1983    0.9132            3.0819              -0.1272
1984    0.503             3.1905              -0.1604
1985   -0.1218            3.0719               0.0161
1986   -0.6955            3.2271              -0.0307
1987   -1.3813            3.2726              -0.0741
1988   -1.5563            2.9942               0.0995
1989   -1.3913            2.8565               0.202
1990   -1.1031            2.8003               0.2989
1991   -1.2431            2.7677               0.3255
1992   -1.7153            2.5905               0.6418
1993   -2.1224            1.8927               1.6408
1994   -2.2403            1.9414               1.1789
1995   -1.6232            1.6554               1.1989
1996   -1.2086            1.5499               1.0794
1997   -0.3763            0.1274               3.4723
1998   -0.1221            0.4044               2.633
1999    0.5966            0.549                2.7148
2000    0.2658            0.4892               2.8224
2001    0.1647            0.491                2.8445
2002    1.063            -0.0084               3.2518
2003    1.5296           -0.3281               3.3449
2004    1.4547           -0.5511               3.4557
2005    1.5134           -0.6013               3.2535
2006    1.5984           -0.7337               3.3409
2007    1.1958           -0.7791               3.4485
2008    1.2233           -0.771                3.1725
2009    1.1873           -0.6453               2.9953
2010    1.0913           -0.5309               2.9663

--------------------------------------------------------------------------------

RETAIL
     The year 2000 was a time of solid operations for retail REITs. Strong retail fundamentals at the beginning of the year drove operating results, particularly for the mall companies. However, we remain cautious towards the retail REIT sector. With occupancies at historically high levels across most retail portfolios, we expect internal growth to moderate in 2001 and occupancies to plateau or even retrench. In this environment, the best companies are likely to be those with high quality portfolios or a track record of successful opportunistic investments in weaker retailing environments.

     Although tenant demand for space remains robust, we are growing more cautious about development activity. The mall companies collectively have a significant development pipeline to be delivered between 2001 and 2003. We have concerns about the volume and scale of this development activity particularly in the face of what may be a more hostile retail environment.

     Retail REIT stock performance was attractive in 2000 on an absolute basis, but was less compelling when compared to the broader REIT market's gains. In a modestly slowing economic environment we continue to favor the mall companies in general over the strips because we expect stronger growth out of these companies and believe there is a better selection of mall companies in terms of asset and management quality.

HOTELS
     US hotel construction starts have decreased significantly. Total room supply is expected to grow by 2.6% in 2001, down from an estimated 2.8% in 2000 and 4.2% in 1999. We believe construction starts should continue to decline, and that supply growth could moderate to 2.5% by 2002. Demand growth has been robust, increasing 5.2% (annualized) through September. In this environment of strong demand and steadily falling supply growth, revenue per available room (RevPAR) is estimated to grow by 5.5% in 2001.

     Despite expectations for some economic slowdown in 2001, our outlook for the upscale and luxury lodging sector remains positive. Expected US economic growth of 3% to 3.5% should result in RevPAR growth of 3.5% to 4%, with full-service upscale and luxury hotels growing at 4% or higher. RevPAR growth is expected to be highest in New York City, Boston, San Francisco and Los Angeles. REITs and C-corps are trading at the low end of their historical multiple ranges. The ranges span from a low of 6.5 to a high of 11 times. Today, lodging REITs and C-corps average a 7.8 times multiple on 2001 EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization).

--------------------------------------------------------------------------------

REAL ESTATE TECHNOLOGY
     A year ago technology was considered an opportunity (for investors in companies wiring properties for high-speed data transmission and Internet access, and for their landlords) or a threat (to retailers concerned with inroads from e-tailers). How different things are today! Of the more than 100 companies with a real estate technology component to their business plan that we have reviewed over the past nine months, almost all have failed to make an IPO, failed to generate profits or even foreseeable profits, experienced dramatic slides in their share price, gone out of business, or have had negative financial impacts on their backers' profits.

     But on balance, it has been "no harm, no foul." A few public real estate companies have investments in technology that, while significant in absolute dollars, are not material to the overall growth or financial stability of the larger concern. These companies, by and large, are also the fastest growing in the real estate industry; we believe they are likely to be the fastest growing companies in the future. While there may be viable real estate technology investments in the future, they are not likely to have a major impact on the prospects of the sector as a whole, certainly not the impact anticipated only a few months ago.

CAPITAL MARKETS
     We think this has been a good year for the public real estate companies in the capital marketS -- a view that few investment bankers would agree with, since there has been less equity capital raised than in any year since the 1990s renaissance of the industry, and precious little debt. That's the point. Real estate is a comparatively small market sector, and the addition of a large percentage to the existing equity base in new issues in 1997 and 1998 was one of the causes of the poor price performance of the stocks in the ensuing two years.


--------------------------------------------------------------------------------
 CAPITAL RAISING ACTIVITIES

  ($ MILLIONS)                           2000         1999        1998
  ------------                           -----       ------      ------
  Initial Public Offering                   --          292       2,129
  Other Common Equity                    1,172        1,966      12,443
                                         -----       ------      ------
  TOTAL EQUITY                           1,172        2,258      14,572
  Public Dept, Preferred                 7,939       14,955      23,809
                                         -----       ------      ------
  TOTAL PUBLIC CAPITAL                   9,111       17,213      38,381

Source: National Association of Real Estate Investment Trusts

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

     Lack of new equity capital has also caused REITs to be more entrepreneurial in managing their asset portfolios. The culling of more mature assets, and joint-venture financing of development and acquisitions, has increased the earning power of the companies' equity bases, which stabilizes or increases the growth rates of the companies, albeit with somewhat higher risk profiles and short-term dilution.

     Mergers and liquidations have become a more important part of the capital strategies used in the industry in the past year. While there were only a couple of large deals, there were a number of consolidations in the retail sector that produced considerable profit for holders of the appropriate securities. This was the best year ever for stockholders to profit from merger activity. We expect this activity will continue in 2001, although the identity of potential purchasers is constantly changing. It is also possible that the active purchasers are becoming more opportunistic than institutional, which may reduce the exit profitability of some value-added transactions.

     We expect 2001 will be a year of moderate interest rates, probably at levels lower than those of 2000, and of tight credit for all except very good borrowers. These conditions are positive for the industry, and particularly positive for the higher-quality companies that make up the bulk of our portfolios. Tight credit availability makes it more difficult for lesser-credit (typically private) developers to add to supply. Lower interest rates make it more profitable (or less costly) for companies to move developments or acquisitions financed using short-term facilities to debt with longer maturities.

--------------------------------------------------------------------------------

INVESTMENT STRATEGY
     Our portfolios continue to focus on high quality, market dominant companies, with appropriate concern for valuation. We believe these firms have the ability to command their region or sector, and that their financial flexibility and excellent managements will enable them to compete effectively in the changing real estate end economic environment. Their size and strength is likely to attract capital from a broad range of investors. These investments are supplemented with selected holdings where we expect that an event or other change in a company's condition or environment will produce attractive returns over the intermediate term.

Very truly yours,

/S/ WILLIAM K. MORILL, JR.    /S/ KEITH R. PAULEY        /S/ JAMES A. ULMER III

William K. Morrill, Jr.       Keith R. Pauley              James A. Ulmer III
Co-Portfolio Manager          Co-Portfolio Manager         Co-Portfolio Manager

January 31, 2001

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION
     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment (or the Fund's classes minimum initial investment if that amount exceeds $10,000), from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal year.

     Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B Shares investors who continued to hold their shares past the end of the specified time period.

     While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS A SHARES(1) JANUARY 3, 1995-DECEMBER 31, 2000

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         Flag Real           Wilshire Real     Lipper Real Estate
         Estate A            Estate Index(2)    Funds Average(3)
         ---------           ---------------   ------------------
01/03/95    9,550                10,000                10,000
12/31/95   11,169                10,620                11,428
12/31/96   14,821                13,617                15,210
12/31/97   18,084                15,474                18,671
12/31/98   14,318                12,034                15,748
12/31/99   13,909                10,799                15,090
12/31/00   18,087                13,155                18,935


AVERAGE ANNUAL TOTAL RETURN(1)

                                                                       SINCE
  PERIODS ENDED 12/31/00              1-YEAR         5-YEARS        INCEPTION(4)
  -----------------------             ------         -------        -----------
  Class A Shares                      22.88%          8.88%           10.39%

--------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividends and capital gain distributions and include the Fund's 5.50% maximum sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
(2) The Wilshire Real Estate Securities Index is an unmanaged market capitalization weighted index of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. Benchmark returns are for the period beginning 12/31/94.
(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges. Benchmark returns are for the period beginning 12/31/94.
(4)  January 3, 1995.

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION (CONCLUDED)
CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS B SHARES(1)
JANUARY 3, 1995-DECEMBER 31, 2000

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Flag Real           Wilshire Real     Lipper Real Estate
            Estate B          Estate Index(2)     Funds Average(3)
           ---------          ---------------    ------------------
01/03/95     10,000                10,000                10,000
12/31/95     11,153                10,620                11,428
12/31/96     14,839                13,617                15,210
12/31/97     18,159                15,474                18,671
12/31/98     14,269                12,034                15,748
12/31/99     13,911                10,799                15,090
12/31/00     18,214                13,155                18,935


AVERAGE ANNUAL TOTAL RETURN(1)

                                                                       SINCE
  PERIODS ENDED 12/31/00            1-YEAR           5-YEARS        INCEPTION(4)
  -----------------------           ------           -------        -----------
  Class BShares                     24.02%            9.02%           10.52%

---------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0% after six years.Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
(2) The Wilshire Real Estate Securities Index is an unmanaged market capitalization weighted index of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. Benchmark returns are for the period beginning 12/31/94.
(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges. Benchmark returns are for the period beginning 12/31/94.
(4)  January 3, 1995.

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


CHANGE IN VALUE OF A $500,000 INVESTMENT IN INSTITUTIONAL SHARES(1) MARCH 31, 1997-DECEMBER 31, 2000

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

              Flag Real          Wilshire Real     Lipper Real Estate
            Estate Instl        Estate Index(2)     Funds Average(3)
            ------------        ---------------    ------------------
03/31/97       500,000               500,000              500,000
06/30/97       518,750               516,102              525,766
09/30/97       591,050               572,883              597,195
12/31/97       594,200               564,356              602,066
03/31/98       586,350               554,023              605,615
06/30/98       559,400               521,519              573,683
09/30/98       469,200               452,247              499,642
12/31/98       471,600               438,904              501,164
03/31/99       457,350               416,834              476,969
06/30/99       509,450               454,153              532,836
09/30/99       453,450               401,936              481,033
12/31/99       459,500               393,860              478,903
03/31/00       475,350               397,823              487,625
06/30/00       532,650               438,072              540,539
9/30/00        582,100               467,411              584,643
12/31/00       596,350               479,800              601,200


AVERAGE ANNUAL TOTAL RETURN(1)

                                                                       SINCE
  PERIODS ENDED 12/31/00                         1-YEAR             INCEPTION(4)
  -----------------------                        ------             ------------
  Institutional Shares                           29.79%                 4.81%

---------
(1) PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.These figures assume the reinvestment of dividend and capital gain distributions. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
(2) The Wilshire Real Estate Securities Index is an unmanaged market capitalization weighted index of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. Benchmark returns are for the period beginning 3/31/97.
(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges. Benchmark returns are for the period beginning 3/31/97.
(4)  March 31, 1997.

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000

                                                                  PERCENT  UNREALIZED
                                         MARKET    MARKET          OF NET    GAIN
   SHARES           SECURITY              PRICE     VALUE          ASSETS   (LOSS)
------------------------------------------------------------------------------------
COMMON STOCK -- 98.73%
APARTMENTS-- 22.86%
   31,500  Apartment Investment &
             Management Co.              $49.94  $ 1,573,031        5.59%  $  506,129
   25,385  AvalonBay Communities, Inc.    50.12    1,272,423        4.52      321,299
   25,200  BRE Properties, Inc.--
             Class A                      31.69      798,525        2.84       (8,560)
   17,904  Camden Property Trust          33.50      599,784        2.13       57,586
   30,950  Equity Residential
             Properties Trust             55.31    1,711,922        6.08      397,688
   12,752  Post Properties, Inc.          37.56      478,997        1.70       13,565
                                                 -----------       -----   ----------
                                                   6,434,682       22.86    1,287,707
DIVERSIFIED/OTHER -- 14.59%
   50,000  Beacon Capital Partners(2)      9.61      480,650        1.71     (236,834)
   59,200  Catellus Development Corp.(1)  17.50    1,036,000        3.68      (61,351)
   23,500  Frontline Capital(1)           13.30      312,477        1.11      (53,867)
   41,700  iStar Financial                19.69      820,969        2.92       11,350
   38,000  Vornado Realty Trust           38.31    1,455,875        5.17      316,179
                                                 -----------       -----   ----------
                                                   4,105,971       14.59      (24,523)
FACTORY OUTLETS -- 1.55%
   11,800  Chelsea Property Group, Inc.   36.88      435,125        1.55        4,084
                                                 -----------       -----   ----------
                                                     435,125        1.55        4,084
HOTELS/ MOTELS -- 6.68%
   53,300  Starwood Hotels & Resorts      35.25    1,878,825        6.68     (227,552)
                                                 -----------       -----   ----------
                                                   1,878,825        6.68     (227,552)
OFFICE/INDUSTRIAL -- 39.54%
   13,800  AMB Property Corp.             25.81      356,212        1.27       10,522
   30,400  Boston Properties, Inc.        43.50    1,322,400        4.70      206,933
   52,376  Duke Realty Investments, Inc.  24.63    1,289,759        4.58      159,076
   41,379  Equity Office Properties Trust 32.63    1,349,990        4.80      107,929
   19,100  General Growth
             Properties, Inc.             36.19      691,181        2.46      114,764
   30,400  Kilroy Realty Corp.            28.56      868,300        3.09      129,626
   14,400  Mack-Cali Realty Corp.         28.56      411,300        1.46     (153,351)
   54,000  Mission West Properties        13.88      749,250        2.66      186,650
   59,200  ProLogis Trust                 22.25    1,317,200        4.68       (2,949)
   28,700  PS Business Parks, Inc.        27.80      797,860        2.83       70,653
   26,900  Reckson Associates             25.06      674,181        2.39       85,752

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------


                                                                  PERCENT  UNREALIZED
   SHARES                                MARKET    MARKET          OF NET    GAIN
PAR (000S)           SECURITY            PRICE     VALUE          ASSETS    (LOSS)
------------------------------------------------------------------------------------
COMMON STOCK (CONCLUDED)
   13,500  SL Green Realty Corp.         $28.00  $   378,000        1.34%  $   75,382
   18,400  Spieker Properties, Inc.       50.13      922,300        3.28      239,729
                                                 -----------       -----   ----------
                                                  11,127,933       39.54    1,230,716
REGIONAL MALLS -- 4.34%
   27,800  Simon Property Group, Inc.     24.00      667,200        2.37      (79,671)
   21,800  The Rouse Company              25.50      555,900        1.97      (41,210)
                                                 -----------       -----   ----------
                                                   1,223,100        4.34     (120,881)
RETAIL -- 3.73%
   13,600  Kimco Realty Corp.             44.19      600,950        2.14       55,677
   20,100  Pan Pacific Retail
             Properties, Inc.             22.31      448,481        1.59       33,746
                                                 -----------       -----   ----------
                                                   1,049,431        3.73       89,423
SELF STORAGE -- 5.44%
   51,900  Public Storage, Inc.           24.31    1,261,819        4.48      (92,620)
    8,500  Storage USA, Inc.              31.75      269,875        0.96      (10,438)
                                                 -----------       -----   ----------
                                                   1,531,694        5.44     (103,058)
TOTAL COMMON STOCK
   (Cost $25,650,845)                             27,786,761       98.73    2,135,916
                                                 -----------       -----   ----------

 REPURCHASE AGREEMENTS -- 1.33%

     $375  Goldman Sachs & Co., dated 12/29/00,
           5.98%, principal and interest in the
           amount of $375,249 due 1/2/01,
           collateralized by US Treasury Note,
           par value of $365,000,
           coupon rate, 6.00%, due 8/15/04
           with a market value of $383,088
           (Cost $375,000)                           375,000        1.33
                                                 -----------      ------
TOTAL INVESTMENTS -- 100.06%
   (Cost $26,025,845)                             28,161,761      100.06%

LIABILITIES IN EXCESS OF
   OTHER ASSETS -- 0.06%                             (16,977)      (0.06)
                                                 -----------      ------
NET ASSETS -- 100.00%                            $28,144,784      100.00%
                                                 ===========      ======

--------------
(1)  Non-income producing security.
(2) Security is fair valued by management using procedures adopted by the Board of Directors (see Note 1 to the Financial Statements).
(3)  Aggregate cost for federal tax purposes was $25,671,820.

SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                           DECEMBER 31,
---------------------------------------------------------------------------------------
                                                                                2000
Assets:
   Investments, at value (cost $26,025,845) ............................   $ 28,161,761
   Receivable for fund shares sold .....................................         61,966
   Receivable for securities sold ......................................             73
   Dividend and interest receivable ....................................        152,583
   Prepaid expenses and other ..........................................         17,027
                                                                           ------------
     Total assets ......................................................     28,393,410
                                                                           ------------
Liabilities:
   Payable for securities purchased ....................................        114,000
   Payable to advisor ..................................................         26,311
   Payable for fund shares purchased ...................................         22,183
   Advisory fee payable ................................................         15,048
   Custody fee payable .................................................          9,632
   Transfer agent fees payable .........................................          4,167
   Accounting fees payable .............................................          2,445
   Accrued expenses and other ..........................................         54,840
                                                                           ------------
     Total liabilities .................................................        248,626
                                                                           ------------
Net assets .............................................................   $ 28,144,784
                                                                           ------------
Composition of Net Assets:
   Paid-in capital .....................................................   $ 29,419,004
   Accumulated net realized loss from investment transactions ..........     (3,410,136)
   Net unrealized appreciation on investments ..........................      2,135,916
                                                                           ------------
Net assets .............................................................   $ 28,144,784
                                                                           ------------
Net Asset Value Per Share:
   Flag Investors Class A Shares ($21,343,330 (DIVIDE) 1,589,342 shares)   $      13.43
                                                                           ============
   Flag Investors Class B Shares ($6,771,019 (DIVIDE) 505,402 shares) ..   $      13.40(1)
                                                                           ============
   Flag Investors Institutional Class Shares
     ($30,435 (DIVIDE) 2,255 shares) ...................................   $      13.50
                                                                           ============
Maximum Offering Price Per Share:
   Flag Investors Class A Shares ($13.43 (DIVIDE) 0.945)2 ..............   $      14.21
                                                                           ============
   Flag Investors Class B Shares .......................................   $      13.40
                                                                           ============
   Flag Investors Institutional Class Shares ...........................   $      13.50
                                                                           ============

------------
(1) Redemption value is $12.73 following a 5.00% maximum contingent deferred sales charge.
(2) Maximum offering price for Class A represents the effect of the 5.50% front end sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.
18

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                      FOR THE
                                                                    YEAR ENDED
                                                                   DECEMBER 31,
-------------------------------------------------------------------------------
                                                                        2000
Investment income:
   Dividends .................................................      $ 1,732,166
   Interest ..................................................           19,433
                                                                    -----------
             Total income ....................................        1,751,599
                                                                    -----------

Expenses:
   Investment advisory fee ...................................          170,871
   Professional fees .........................................          103,418
   Distribution fees:
     Flag Investors Class A Shares ...........................           51,317
     Flag Investors Class B Shares ...........................           52,010
   Transfer agent fees .......................................           33,683
   Printing and shareholder report fees ......................           31,952
   Accounting fees ...........................................           28,039
   Registration fees .........................................           24,479
   Custody fee ...............................................            2,843
   Miscellaneous .............................................            7,365
                                                                    -----------
             Total expenses ..................................          505,977
                                                                    -----------
   Less:
     Fees waivers or expense reimbursements ..................         (138,733)
     Custody credits .........................................             (603)
                                                                    -----------
             Net expenses ....................................          366,641
                                                                    -----------
   Net investment income .....................................      $ 1,384,958
                                                                    -----------
Realized and unrealized gain (loss) on investments:
   Net realized loss from investment transactions ............       (2,759,485)
   Net change in unrealized appreciation/depreciation
     of investments ..........................................        8,133,796
                                                                    -----------
   Net realized and unrealized gain on investments ...........        5,374,311
                                                                    -----------
Net increase in net assets from operations ...................      $ 6,759,269
                                                                    ===========

SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------
                                                        2000              1999
Increase (Decrease) in Net Assets:
Operations:
   Net investment income ........................  $  1,384,958    $  1,543,931
   Net realized loss from investment transactions (2,759,485) (1,583,256) Net change in unrealized appreciation/
     depreciation of investments ................     8,133,796      (1,018,806)
                                                   ------------    ------------
   Net increase (decrease) in net assets
     from operations ............................     6,759,269      (1,058,131)
                                                   ------------    ------------
Distributions to Shareholders from:
   Net investment income:
     Flag Investors Class A Shares ..............      (797,526)     (1,094,740)
     Flag Investors Class B Shares ..............      (160,753)       (204,218)
     Flag Investors Institutional Shares ........       (23,310)        (24,521)
   Net realized long-term gains:
     Flag Investors Class A Shares ..............       (30,983)       (278,279)
     Flag Investors Class B Shares ..............        (7,175)        (58,997)
     Flag Investors Institutional Shares ........          (878)         (6,919)
                                                   ------------    ------------
   Total distributions ..........................    (1,020,625)     (1,667,674)
                                                   ------------    ------------
Capital Share Transactions:
   Proceeds from sales of shares ................     6,125,513       3,801,514
   Dividend reinvestments .......................       857,851       1,381,079
   Cost of shares redeemed ......................   (10,336,219)    (18,159,727)
                                                   ------------    ------------
   Decrease in net assets derived from capital
     share transactions .........................    (3,352,855)    (12,977,134)
                                                   ------------    ------------
   Total increase (decrease) in net assets ......     2,385,789     (15,702,939)

Net Assets:
   Beginning of year ............................    25,758,995      41,461,934
                                                   ------------    ------------
   End of year ..................................  $ 28,144,784    $ 25,758,995
                                                   ============    ============


SEE NOTES TO FINANCIAL STATEMENTS.
20

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                            FOR THE
                                                           YEAR ENDED
                                                          DECEMBER 31,         FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------
                                                             2000           1999          1998          1997          1996
Per Share Operating Performance:
   Net asset value at beginning of year .................   $ 10.74       $ 11.64       $ 15.78       $ 13.89       $ 11.20
                                                            -------       -------       -------       -------       -------
Income from Investment Operations:
   Net investment income ................................      0.64          0.53          0.58          0.52          0.61
   Net realized and unrealized gain (loss) on investments      2.53         (0.85)        (3.79)         2.44          2.90
                                                            -------       -------       -------       -------       -------
   Total from investment operations .....................      3.17         (0.32)        (3.21)         2.96          3.51
                                                            -------       -------       -------       -------       -------
Distributions to Shareholders:
   Net investment income ................................     (0.46)        (0.44)        (0.46)        (0.60)        (0.58)
   Net realized capital gains ...........................     (0.02)        (0.14)        (0.43)        (0.47)        (0.22)
   Return of capital ....................................        --            --         (0.04)           --         (0.02)
                                                            -------       -------       -------       -------       -------
   Total distributions ..................................     (0.48)        (0.58)        (0.93)        (1.07)        (0.82)
                                                            -------       -------       -------       -------       -------
   Net asset value at end of year .......................   $ 13.43       $ 10.74       $ 11.64       $ 15.78       $ 13.89
                                                            =======       =======       =======       =======       =======

Total return(1) .........................................     30.04%        (2.85)%      (20.82)%       22.01%        32.70%
Supplemental Data:
   Net assets at end of year (000s) .....................   $21,343       $20,449       $33,239       $41,773       $19,816
   Ratios to Average Daily Net Assets:
     Net investment income ..............................      5.42%         4.67%         4.28%         3.87%         5.29%
     Expenses after waivers .............................      1.25%(2)      1.25%         1.25%         1.25%         1.25%
     Expenses before waivers ............................      1.78%(2)      1.86%         1.55%         1.58%         2.28%
   Portfolio turnover rate ..............................        39%            7%           24%           35%           23%

--------------
(1)  Total return excludes the effect of sales charge.
(2)  This ratio excludes custody credits.

SEE NOTES TO FINANCIAL STATEMENTS.
22 & 23

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                            FOR THE
                                                           YEAR ENDED
                                                          DECEMBER 31,         FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------
                                                             2000           1999          1998          1997          1996
Per Share Operating Performance:
   Net asset value at beginning of year .................   $ 10.72       $ 11.60       $ 15.71       $ 13.84       $ 11.18
                                                            -------       -------       -------       -------       -------
Income from Investment Operations:
   Net investment income ................................      0.53          0.43          0.47          0.42          0.52
   Net realized and unrealized gain (loss) on investments      2.54         (0.83)        (3.77)         2.42          2.89
                                                            -------       -------       -------       -------       -------
   Total from investment operations .....................      3.07         (0.40)        (3.30)         2.84          3.41
                                                            -------       -------       -------       -------       -------
Distributions to Shareholders:
   Net investment income ................................     (0.37)        (0.34)        (0.34)        (0.50)        (0.51)
   Net realized capital gains ...........................     (0.02)        (0.14)        (0.43)        (0.47)        (0.22)
   Return of capital ....................................        --            --         (0.04)           --         (0.02)
                                                            -------       -------       -------       -------       -------
   Total distributions ..................................     (0.39)        (0.48)        (0.81)        (0.97)        (0.75)
                                                            -------       -------       -------       -------       -------
   Net asset value at end of year .......................   $ 13.40       $ 10.72       $ 11.60       $ 15.71       $ 13.84
                                                            =======       =======       =======       =======       =======

Total return(1) .........................................     29.01%        (3.50)%      (21.39)%       21.11%        31.67%
Supplemental Data:
   Net assets at end of year (000s) .....................   $ 6,771       $ 4,725       $ 7,641       $ 9,799       $ 5,295
   Ratios to Average Daily Net Assets:
     Net investment income ..............................      4.72%         3.89%         3.48%         3.12%         4.46%
     Expenses after waivers .............................      2.00%(2)      2.00%         2.00%         2.00%         2.00%
     Expenses before waivers ............................      2.53%(2)      2.61%         2.30%         2.33%         3.03%
   Portfolio turnover rate ..............................        39%            7%           24%           35%           23%

--------------
(1)  Total return excludes the effect of sales charge.
(2)  This ratio excludes custody credits.

SEE NOTES TO FINANCIAL STATEMENTS.
24 & 25

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                 FOR THE PERIOD
                                                                    FOR THE                                     MARCH 31, 1997(1)
                                                                  YEAR ENDED                                          THROUGH
                                                                 DECEMBER 31,  FOR THE YEARS ENDED DECEMBER 31,    DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------------
                                                                    2000             1999            1998              1997
Per Share Operating Performance:
   Net asset value at beginning of period ...............          $10.84           $11.74          $ 15.91           $14.19
                                                                   ------           ------          -------           ------
Income from Investment Operations:
   Net investment income ................................            0.63(3)          0.58             0.58             0.47
   Net realized and unrealized gain (loss) on investments            2.54            (0.87)           (3.78)            2.14
                                                                   ------           ------          -------           ------
   Total from investment operations .....................            3.17            (0.29)           (3.20)            2.61
                                                                   ------           ------          -------           ------
Distributions to Shareholders:
   Net investment income ................................           (0.49)           (0.47)           (0.50)           (0.42)
   Net realized capital gains ...........................           (0.02)           (0.14)           (0.43)           (0.47)
   Return of capital ....................................              --               --            (0.04)              --
                                                                   ------           ------          -------           ------
   Total distributions ..................................           (0.51)           (0.61)           (0.97)           (0.89)
                                                                   ------           ------          -------           ------
   Net asset value at end of period .....................          $13.50           $10.84          $ 11.74           $ 15.91
                                                                   ======           ======          =======           ======

Total return ............................................           29.79%           (2.56)%         (20.64)%          18.84%
Supplemental Data:
   Net assets at end of period (000s) ...................          $   30           $  585          $   582           $  288
   Ratios to Average Daily Net Assets:
     Net investment income ..............................            5.37%            5.18%            4.73%            4.30%(2)
     Expenses after waivers .............................            1.00%(4)         1.00%            1.00%            1.00%(2)
     Expenses before waivers ............................            1.53%(4)         1.61%            1.28%            1.39%(2)
   Portfolio turnover rate ..............................              39%               7%              24%              35%

---------------------------
(1)  Commencement of operations.
(2)  Annualized.
(3) Per share net investment income is calculated using the average shares method for the fiscal year 2000.
(4)  This ratio excludes custody credits.

SEE NOTES TO FINANCIAL STATEMENTS.
26 & 27

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Flag Investors Real Estate Securities Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on May 2, 1994, and began operations January 3, 1995, is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a non-diversified, open-end management investment company. Its objective is to seek total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry.

     The Fund consists of three active share classes: Flag Investors Class A Shares and Flag Investors Class B Shares, which both began operations January 3, 1995, and Flag Investors Institutional Shares, which began operations March 31, 1997.

     The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a 5.50% maximum front-end sales charge and a 0.25% distribution fee and the Class B Shares have a 5.00% maximum contingent deferred sales charge, a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Institutional Shares have neither a sales charge, distribution fee, nor a shareholder servicing fee.

     When preparing the Fund's financial statements in accordance with accounting principles generally accepted in the United States, management makes estimates and assumptions. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results.

     The Fund's significant accounting policies are:

     A. VALUATION OF SECURITIES --The Fund values portfolio securities that are primarily traded on a national exchange by using the last sale price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. The Fund values short-term obligations with maturities of 60 days or less at amortized cost which approximates fair market value. When a market quotation is not readily available, or may be unreliable, the security is priced at its fair value using procedures that the Board of Directors establishes and monitors. In determining fair value, management considers all relevant

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTE 1 (CONTINUED)

          qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Furthermore, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material. At December 31, 2000, there was one Board Valued Security valued at $480,650 representing 1.7% of net assets of the Fund.

     B. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times.If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund requires the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of a default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

               The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks.The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults.

     C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders.Therefore, no federal income tax provision is required.

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 (CONCLUDED)

               The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.Accordingly, permanent differences as of December 31, 2000 have been primarily attributable to adjustments related toREIT dividends received and non-taxable fund distributions, have been reclassified to the following accounts:

                 UNDISTRIBUTED              ACCUMULATED
                NET INVESTMENT              NET REALIZED               PAID-IN
                 INCOME (LOSS)             GAINS (LOSSES)              CAPITAL
                --------------             --------------             ---------
                  $(403,369)                  $406,118                $(2,749)

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for securities transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income, gains and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

              Real Estate Investment Trusts ("REITs") provide the majority of the dividend income that the Fund records. For income tax purposes, a portion of these dividends may consist of capital gains and return of capital. For financial reporting purposes, the Fund records these dividends as dividend income and records the investment in the REIT at market value.

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTE 2 -- INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

     Investment  Company  Capital  Corp.  ("ICCC"),  an  indirect  wholly  owned subsidiary of Deutsche Bank AG, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICCC an annual fee based on the Fund's average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of the amount over $300 million.

     ICCC has contractually agreed to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit Fund expenses to 1.25% of the Class AShares' average daily net assets, 2.00% of the Class B Shares' average daily net assets and 1.00% of the Institutional Shares' average daily net assets. This agreement will continue until at least April 30, 2002 and may be extended.

     LaSalle Investment Management (Securities), L.P. ("LaSalle") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICCCpaysLaSalle a fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates:0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of the amount over $300 million. LaSalle has contractually agreed to waive its fees in proportion to any fee waivers by ICCC.

     ICCC also provides accounting services to the Fund for which the Fund pays ICCCan annual fee that is calculated daily based upon its average daily net assets and paid monthly.

     ICCC also provides transfer agency services for the Fund for which the Fund pays ICCCa per account fee that is calculated and paid monthly.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor. These persons are not paid by the Fund for serving in these capacities.

     ICC Distributors, Inc. ("ICC Distributors"), a non-affiliated entity, provides distribution services to the Fund for which ICC Distributors is paid an annual fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly. The fee is paid at the annual rate to0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B Shares average daily net assets. Class B Shares also are subject to a 0.25% shareholder servicing fee. No distribution fees are charged to the Institutional Shares.

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
NOTE 2 (CONCLUDED)

     Bankers Trust Company, an affiliate of the advisor, is the Fund's custodian. Custody credits reflect earnings on daily uninvested cash balances at the custodian and are used to reduce the Fund's custody charges.

     The Fund participates along with other Flag Investors Funds in a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 2000 was $455 and the accrued liability was $2,070.

     For the year ended December 31, 2000, affiliates of Deutsche Bank AG received $230 in brokerage commissions from the Fund as a result of executing agency transactions in portfolio securities.

NOTE 3 -- CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue up to 30 million shares of $.001 par value capital stock (7 million Flag Investors Class A, 2 million Flag Investors Class B, 15 million Flag Investors Class C, 5 million Flag Investors Institutional Class and 1 million undesignated). Transactions in shares of the Fund were as follows:

                                               FLAG INVESTORS CLASS A SHARES
                                           -------------------------------------
                                                FOR THE              FOR THE
                                               YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2000   DECEMBER 31, 1999
                                           -----------------   -----------------
    Sold ....................................     298,813             234,138
    Reinvested ..............................      59,887             102,913
    Redeemed ................................    (673,316)         (1,289,617)
                                              ------------       -------------
    Net decrease ............................    (314,616)           (952,566)
                                              ===========        ============
    Proceeds from sales of shares ........... $ 3,743,291        $  2,736,131
    Dividend reinvestments ..................     703,132           1,159,479
    Cost of shares redeemed .................  (8,039,286)        (14,527,139)
                                              ------------       -------------
    Net decrease ............................ $(3,592,863)       $(10,631,529)
                                              ===========        ============

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
NOTE 3 (CONCLUDED)

                                              FLAG INVESTORS CLASS B SHARES
                                          --------------------------------------
                                                FOR THE             FOR THE
                                              YEAR ENDED           YEAR ENDED
                                          DECEMBER 31, 2000    DECEMBER 31, 1999
                                          -----------------    -----------------
    Sold .................................      194,092                92,453
    Reinvested ...........................       11,282                17,489
    Redeemed .............................     (140,866)             (327,505)
                                            ------------          ------------
    Net increase (decrease) ..............       64,508              (217,563)
                                            ===========           ============
    Proceeds from sales of shares ........  $ 2,378,917           $ 1,042,883
    Dividend reinvestments ...............      133,040               193,940
    Cost of shares redeemed ..............   (1,617,968)           (3,632,588)
                                            ------------          ------------
    Net increase (decrease) ..............  $   893,989           $(2,395,765)
                                            ===========           ============


                                           FLAG INVESTORS INSTITUTIONAL SHARES
                                          --------------------------------------
                                                FOR THE             FOR THE
                                              YEAR ENDED           YEAR ENDED
                                          DECEMBER 31, 2000    DECEMBER 31, 1999
                                          -----------------    -----------------
    Sold                                            297                 1,926
    Reinvested                                    1,829                 2,446
    Redeemed                                    (53,807)                   --
                                            ------------          ------------
    Net increase (decrease)                     (51,681)                4,372
                                            ===========           ============
    Proceeds from sales of shares           $     3,305               $22,500
    Dividend reinvestments                       21,679                27,660
    Cost of shares redeemed                    (678,965)                   --
                                            ------------          ------------
    Net increase (decrease)                 $  (653,981)          $    50,160
                                            ===========           ============

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term or US obligations, for the year ended December 31, 2000, were $9,963,178 and $12,134,888, respectively.

     For federal income tax purposes, the tax basis of investments at cost held at December 31, 2000 was $25,671,820. The aggregate gross unrealized appreciation for all investments at December 31, 2000, was $3,323,578 and the aggregate gross unrealized depreciation for all investments was $833,637.

NOTE 5 -- CAPITAL LOSSES

     At December 31, 2000, capital loss carryforwards available as a reduction against future net realized capital gains consisted of $3,764,161 which will expire in December 2008.

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Flag Investors Real Estate Securities Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Real Estate Securities Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland
February 2, 2001

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
FOR THE TAX YEAR ENDED DECEMBER 31, 2000

     The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Fund's distributions to shareholders included $39,036 from long-term capital gains, all of which is taxable at the 20% capital gains rate.

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

REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

                                 RICHARD T. HALE
                              DIRECTOR & PRESIDENT

                                 RICHARD R. BURT
                                    DIRECTOR

                               JOSEPH R. HARDIMAN
                                    DIRECTOR

                                  LOUIS E. LEVY
                                    DIRECTOR

                               EUGENE J. MCDONALD
                                    DIRECTOR

                                REBECCA W. RIMEL
                                    DIRECTOR

                                TRUMAN T. SEMANS
                                    DIRECTOR

                               ROBERT H. WADSWORTH
                                    DIRECTOR

                                 KEITH R. PAULEY
                            EXECUTIVE VICE PRESIDENT

                               JAMES A. ULMER III
                                 VICE PRESIDENT

                                CHARLES A. RIZZO
                                    TREASURER

                                  AMY M. OLMERT
                                    SECRETARY

                                DANIEL O. HIRSCH
                               ASSISTANT SECRETARY

INVESTMENT OBJECTIVE
     A mutual fund that seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry.

     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding other Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-3524. Read it carefully before you invest.

                                [GRAPHIC OMITTED]
                                 FLAG INVESTORS
                           INVESTING WITH A DIFFERENCE

                                 DOMESTIC EQUITY
                               Communications Fund
                              Emerging Growth Fund
                              Equity Partners Fund
                           Real Estate Securities Fund
                                    Top 50 US
                               Value Builder Fund

                              INTERNATIONAL EQUITY
                              European Mid-Cap Fund
                            International Equity Fund
                              Japanese Equity Fund
                                   Top 50 Asia
                                  Top 50 Europe
                                  Top 50 World

                                  FIXED INCOME
                          Managed Municipal Fund Shares
                         Short-Intermediate Income Fund
                      Total Return US Treasury Fund Shares

                                  MONEY MARKET
                            Cash Reserve Prime Shares

                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-3524

                              WWW.FLAGINVESTORS.COM

                                 Distributed by:
                             ICC DISTRIBUTORS, INC.

                                                                    REANN (2/01)